                                                                 EXHIBIT 24

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 16th day of February, 1999.




/s/ Connie L. Koleszar             /s/ Duane W. Acklie
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 1999.




/s/ Susan K. Hartley               /s/ William W. Cook, Jr.
    ------------------                 --------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of February, 1999.




/s/ Jeannine Zier                  /s/ John Haessler
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of February, 1999.




/s/ Susan K. Abraham               /s/ Charles R. Hermes
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 19th day of March, 1999.




/s/ Kathy Dvorak                   /s/ Frank H. Hilsabeck
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 1999.




/s/ June Schorr                    /s/ Paul C. Schorr, III
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 11th day of March, 1999.




/s/ (illegible)                    /s/ William C. Smith
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 4th day of February, 1999.




/s/ Florence L. Berry              /s/ James W. Strand
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 19th day of February, 1999.




/s/ (illegible)                    /s/ C. N. Wheatley
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of February, 1999.




/s/ Diane M. Dermann               /s/ Thomas C. Woods, III
    ------------------                 --------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation
(hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, on or before the due date of March 30, 1999, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and any and all amendments to such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 2nd day of March, 1999.




/s/ Patricia A. Thraen             /s/ Lyn Wallin Ziegenbein
    ------------------                 ---------------------
    Witness                            Director